GLOBAL MERCHANT CASH

MERCHANT AGREEMENT

Agreement dated June 11, 2013 between Horizon Business Funding, LLC (**"HBF"**) and the Merchant listed below (**"MERCHANT"**)
(Month) (Day) (Year)

MERCHANT INFORMATION

Merchant's Legal Name: Epazz

D/B/A: Epazz INC State of Incorporation / Organization: IL

Type of Entity (circle one) Corporation Limited Liability Company Limited Partnership Limited Liability Partnership Sole Proprietorship

Physical Address: 309 W Washington Street STE 1225 City: Chicago State: IL Zip: 60606

Contact Name: Shaun Passley Contact Number: 312-955-0512

Mailing Address: 309 W Washington Street STE 1225 City: Chicago State: IL Zip: 60606

PURCHASE AND SALE OF FUTURE RECEIVABLES

Merchant ("Merchant" or "Seller") hereby sells, assigns and transfers to HBF ("HBF" or "Buyer") (making HBF the absolute owner) in consideration of the funds provided ("Purchase Price") specified below, all of Merchant's future accounts, contract rights and other entitlements arising from or relating to the payment of monies from Merchant's customers' and/or other third party payors (the "Receipts" defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the Merchant's business), for the payments due to Merchant as a result of Merchant's sale of goods or services (the "Transactions") until the amount specified below (the "Purchased Amount") has been delivered by or on behalf of Merchant to HBF.

The Purchased Amount shall be paid to HBF by Merchant's irrevocably directing and authorizing that there be only one depositing bank account, which account must be acceptable to, and pre-approved by, HBF (the "Account") into which Merchant and Merchant's customers shall remit the percentage specified below (the "Specified Percentage") of the Merchant's settlement amounts due from each Transaction, until such time as HBF receives payment in full of the Purchased Amount. Merchant hereby authorizes HBF to ACH Debit the specified remittances from the merchant's Account on a daily basis and will provide HBF with all required access codes, and monthly bank statements. Merchant understands that it is responsible for ensuring that the specified percentage to be debited by HBF remains in the Account and will be held responsible for any fees incurred by HBF resulting from a rejected ACH attempt or an event of default. (See Appendix A) HBF is not responsible for any overdrafts or rejected transactions that may result from HBF's ACH debiting the specified amounts under the terms of this agreement. HBF will debit the specific daily amount each business day and upon receipt of the Merchant's monthly bank statements on or about the eighteenth day of each month reconcile the Merchant's Account by either crediting or debiting the difference from or back to the Merchant's Account so that the amount debited per month equals the specified percentage. HBF may, upon Merchant's request, adjust the amount of any payment due under this Agreement at HBF's sole discretion and as it deems appropriate. Notwithstanding anything to the contrary in this Agreement or any other agreement between HBF and Merchant, upon the violation of any provision contained in Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS, the Specified Percentage shall equal 100%. A list of all fees applicable under this Agreement is contained in Appendix A.

Purchase Price: $ 24,000.00 **Specified Percentage:** 10 **% Specific** Daily **Amount:$** 448 **Receipts Purchased Amount: $** 34,800.00

THE MERCHANT AGREEMENT TERMS AND CONDITIONS SET FORTH ON PAGE 2, THE "SECURITY AGREEMENT AND GUARANTY" AND THE "ADMINISTRATIVE FORM HEREOF, ARE ALL HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.

FOR THE MERCHANT (#1)
By Shaun Passley President ________ (Signature) **Sign Here**
(Print Name and Title)

FOR THE MERCHANT (#2)
By ________ ________ (Signature) **Sign Here**
(Print Name and Title)

OWNER#1
By Shaun Passley ________ (Signature) **Sign Here**
(Print Name)

OWNER #2
By ________ ________ (Signature) **Sign Here**
(Print Name)

HORIZON BUSINESS FUNDING, LLC
By ________ Sales Associate Name: ________
(Company Officer) (Signature)

2

MERCHANT AGREEMENT TERMS AND CONDITIONS

I. TERMS OF ENROLLMENT IN PROGRAM

1.1 Merchant Deposit Agreement. Merchant shall execute an agreement (the "Merchant Deposit Agreement") acceptable to HBF with a Bank acceptable to HBF to obtain electronic fund transfer services for the Merchant's account at the Bank approved by HBF (the "Account"). Merchant shall provide HBF and/or its authorized agent(s) with all of the information, authorizations and passwords necessary for verifying Merchant's receivables, receipts, deposits and withdrawals into and from the Account. Merchant hereby authorizes HBF and/or its agent(s) to deduct from the Account the amounts owed to HBF for the receipts as specified herein and to pay such amounts to HBF. Merchant also hereby authorizes HBF to withdraw from the Account the specified percentages and/or sums by HBF debiting the account. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Merchant for these deposits, whether pre-approved by HBF or not. This additional authorization is not a waiver of HBF's entitlement to declare this Agreement breached by Merchant as a result of its usage of an account which HBF did not first pre-approve in writing prior to Merchant's usage thereof. The aforementioned authorizations shall be irrevocable without the written consent of HBF.

1.2 Term of Agreement. This Agreement shall remain in full force and effect until the entire "Purchased Amount" is received by HBF as per the terms of this Agreement, however, at any point during the term of this Agreement, Merchant may terminate this Agreement upon ninety days' prior written notice (effective upon actual receipt) to HBF. The termination of this Agreement shall not affect Merchant's continuing obligation and responsibility to fully satisfy all outstanding obligations that are due to HBF simultaneous with the Notice of termination.

1.3 Future Purchases. HBF reserves the right to rescind the offer to make any purchase payments hereunder, at its sole and absolute discretion.

1.4 Financial Condition. Merchant and Guarantor(s) (as hereinafter defined and limited) authorize HBF and its agents to investigate their financial responsibility and history, and will provide to HBF any authorizations, bank or financial statements, tax returns, etc., as HBF deems necessary in its sole and absolute discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as acceptable as an authorization for release of financial and credit information. HBF is authorized to update such information and financial and credit profiles from time to time as it deems appropriate.

1.5 Transactional History. Merchant authorizes all of their banks and brokers to provide HBF with Merchant's banking, brokerage and/or processing history to determine qualification or continuation in this program.

1.6 Indemnification. Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney's fees) incurred by Processor resulting from (a) claims asserted by HBF for monies owed to HBF from Merchant and (b) actions taken by Processor in reliance upon any fraudulent, misleading or deceptive information or instructions provided by PCVR.

1.7 No Liability. In no event will HBF be liable for any claims asserted by Merchant or Guarantors under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by both Merchant and Guarantor(s). In the event these claims are nonetheless raised, Merchant and Guarantors will be jointly liable for all of HBF's legal fees and expenses resulting therefrom.

1.8 Reliance on Terms. Section 1.1, 1.7, 1.8 and 2.3 of this Agreement are agreed to for the benefit of Merchant, HBF and Processor, and notwithstanding the fact that Processor is not a party of this Agreement, Processor may rely upon their terms and raise them as a defense in any action.

1.9 Sale of Receipts. Merchant and HBF agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount, and that such Purchase Price is not intended to be, nor shall it be construed as a loan from HBF to Merchant. Merchant agrees that the Purchase Price is in exchange for the Receipts pursuant to this Agreement, and that it equals the fair market value of such Receipts. HBF has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Payments made to HBF in respect to the full amount of the Receipts shall be conditioned upon Merchant's sale of products and services, and the payment therefore by Merchant's customers in the manner provided in Section 1.1. In no event shall the aggregate of all amounts or any portion thereof be deemed as interest hereunder, and in the event it is found to be interest despite the parties hereto specifically representing that it is NOT interest, it shall be found that no sum charged or collected hereunder shall exceed the highest rate permissible at law. In the event that a court nonetheless determines that HBF has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and HBF shall promptly refund to Merchant any interest received by PCVR in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that HBF not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law. As a result thereof, Merchant knowingly and willingly waives the defense of Usury in any action or proceeding.

1.10 Power of Attorney. Merchant irrevocably appoints HBF as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to HBF from Processor, or in the case of a violation by Merchant of Section 1.12 or the occurrence of an Event of Default under Section 4 hereof, from Merchant, under this Agreement, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, documents or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant's name on any invoice, bill of lading, or assignment directing customers or account debtors to make payment directly to HBF; and (v) to file any claims or take any action or institute any proceeding which HBF may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral, or otherwise to enforce its rights with respect to payment of the Purchased Amount. In connection therewith, all costs, expenses and fees, including legal fees, shall be payable by and from Merchant, and HBF is authorized to use Merchant's funds to pay for same.

1.11 Protections against Default. The following Protections 1 through 7 may be invoked by HBF immediately and without notice to Merchant in the event: (a) Merchant takes any action to discourage the use of electronic check processing that are settled through Processor, or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks or other payments or deposits for the purchase of Merchant's services and products including but not limited to direct deposit of any checks into a bank account without scanning into the HBF electronic check processor; (b) Merchant changes its arrangements with Processor in any way that is adverse or unacceptable to HBF; (c) Merchant changes the electronic check processor through which the Receipts are settled from Processor to another electronic check processor, or permits any event to occur that could cause diversion of any of Merchant's check or deposit transactions to another processor; (d) Merchant interrupts the operation of this business (other than adverse weather, natural disasters or acts of God) transfers, moves, sells, disposes, or otherwise conveys its business and/or assets without (i) the express prior written consent of HBF, and (ii) the written agreement of any purchaser or transferee to the assumption of all of Merchant's obligations under this Agreement pursuant to documentation satisfactory to HBF; or (e) Merchant takes any action, fails to take any action, or offers any incentive—economic or otherwise—the result of which will be to induce any customer or customers to pay for Merchant's services with any means other than payments, checks or deposits that are settled through Processor. These protections are in addition to any other remedies available to HBF at law, in equity or otherwise pursuant to this Agreement.

Protection 1. The full uncollected Purchase Amount plus all fees (including legal fees) due under this Agreement and the attached Security Agreement become due and payable in full immediately.

Protection 2. HBF may enforce the provisions of the Personal Guaranty of Performance against the Guarantor(s).

Protection 3. Merchant hereby authorizes HBF to execute in the name of the Merchant a Confession of Judgment in favor of HBF in the amount of Purchase Amount stated in the Agreement. Upon breach of any provision in this paragraph 1.11, HBF may enter that Confession of Judgment as a Judgment with the Clerk of any Court and execute thereon.

Protection 4. HBF may enforce its security interest in the Collateral identified in Article III hereof.

Protection 5. The entire Purchase Amount and all fees (including legal fees) shall become immediately refundable and payable to HBF from Merchant.

Protection 6. HBF may proceed to protect and enforce its rights and remedies by lawsuit. In any such lawsuit, under which HBF shall recover Judgment against Merchant, Merchant shall be liable for all of HBF's costs of the lawsuit, including but not limited to all reasonable attorneys' fees and court costs.

Protection 7. This Agreement shall be deemed Merchant's Assignment of Merchant's Lease of Merchant's business premises to HBF. Upon breach of any provision in this Agreement, HBF may exercise its rights under this Assignment of Lease without prior Notice to Merchant.

Protection 8. HBF may debit Merchant's depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant's bank account or otherwise for all sums due to HBF.

1.12 Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner or Guarantor, in respect of himself or herself personally, authorizes HBF to disclose information concerning Merchant's and each Owner's and each Guarantor's credit standing (including credit bureau reports that HBF obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner and each Guarantor hereby and each waives to the maximum extent permitted by law any claim for damages against HBF or any of its affiliates relating to any (i) investigation undertaken by or on behalf of HBF as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement.

1.13 Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by HBF, including this Agreement and any other HBF documentations (collectively, "Confidential Information") are proprietary and confidential information of HBF. Accordingly unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of HBF to any person other than an attorney, accountant, financial advisor or employee of Merchant who needs to know such information for the purpose of advising Merchant ("Advisor"), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this section. A breach hereof entitles HBF to not only damages and legal fees but also to both a Temporary Restraining Order and a Preliminary Injunction without Bond or Security.

1.14 Publicity. Merchant and each of Merchant's Owners and all Guarantors hereto all hereby authorizes HBF to use its, his or her name in listings of clients and in advertising and marketing materials.

1.15 D/B/A's. Merchant hereby acknowledges and agrees that HBF may be using "doing business as" or "d/b/a" names in connection with various matters relating to the transaction between HBF and Merchant, including the filing of UCC-1 financing statements and other notices or filings.

II. REPRESENTATIONS, WARRANTIES AND COVENANTS

Merchant represents warrants and covenants that, as of this date and during the term of this Agreement, and until HBF is fully paid:

2.1 Financial Condition and Financial Information. Merchant's and Guarantors' bank and financial statements, copies of which have been furnished to HBF, and future statements which will be furnished hereafter at the discretion of HBF, fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Merchant. Merchant and Guarantors have a continuing, affirmative obligation to advise HBF of any material adverse change in their financial condition, operation or ownership. HBF may request statements at any time during the performance of this Agreement and the Merchant and Guarantors shall provide them to HBF within 5 business days. Merchant's or Guarantors' failure to do so is a material breach of this Agreement.

2.2 Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter.

2.3 Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized.

2.4 Insurance. Merchant will maintain business-interruption insurance naming HBF as loss payee and additional insured in amounts and against risks as are satisfactory to HBF and shall provide HBF proof of such insurance upon request.

2.5 Electronic Check Processing Agreement. Merchant will not change its processor, add terminals, change its financial institution or bank account(s) or take any other action that could have any adverse effect upon Merchant's obligations under this Agreement, without HBF's prior written consent. Any such changes shall be a material breach of this Agreement.

2.6 Change of Name or Location. Merchant will not conduct Merchant's businesses under any name other than as disclosed to the Processor and HBF, nor shall Merchant change any of its places of business without prior written consent by HBF.

2.7 Daily Batch Out. Merchant will batch out receipts with the Processor on a daily basis.

2.8 Estoppel Certificate. Merchant will at every and all times, and from time to time, upon at least one (1) day's prior notice from HBF to Merchant, execute, acknowledge and deliver to HBF and/or to any other person, firm or corporation specified by HBF, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid.

2.9 No Bankruptcy. As of the date of this Agreement, Merchant is not insolvent and does not contemplate and has not filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. In the event that the Merchant files for bankruptcy protection or is placed under an involuntary filing Protections 2 and 3 are immediately invoked.

2.10 Working Capital Funding. Merchant shall not enter into any arrangement, agreement or commitment that relates to or involves the Receipts, whether in the form of a purchase of, a loan against, collateral against or the sale or purchase of credits against, Receipts or future check sales with any party other than HBF.

2.11 Unencumbered Receipts. Merchant has good, complete, unencumbered and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of HBF.

2.12 Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes.

2.13 Defaults under Other Contracts. Merchant's execution of, and/or performance under this Agreement, will not cause or create an event of default by Merchant under any contract with another person or entity.

2.14 Good Faith, Best Efforts and Due Diligence. Merchant and Guarantors hereby affirm that it will conduct its business in Good Faith and will expend its Best Efforts to maintain and grow its business, to ensure that HBF obtains the Purchased Amount. Furthermore, Merchant and Guarantors hereby agree, warrant and represent hereby that they will constantly perform all appropriate Due Diligence and credit checks of all of the customers' finances, cash flow, solvency, good faith, payment histories and business reputations (the "Due Diligence Requirements") as may suffice to ensure any and all products and/or services provided, sold or delivered by Merchant to said customers will be paid for by customers in full and on time, and will not result in the creation of an unpaid account. These Due Diligence Requirements must be performed prior to any sales to any customer, and repeated no less frequently than monthly for so long as any sums are due from those customers. Full documentation of all of Merchant's compliance with its Due Diligence Requirements must be maintained in Merchant's files so long as HBF has not fully collected all sums due to it. This is not a guaranty of payment by customers, but is a guaranty of full, adequate and good faith Due Diligence investigation and credit check of customers before extending credit to them and continuing no less frequently than monthly so long as sums are still due.

III. EVENTS OF DEFAULT AND REMEDIES

3.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder: (a) Merchant or Guarantor shall violate any term or covenant in this Agreement; (b) Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made; (c) Merchant shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against Merchant seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, or composition of it or its debts; (d) the sending of notice of termination by Merchant; (e) Merchant shall transport, move, interrupt, suspend, dissolve or terminate its business; (f) Merchant shall transfer or sell all or substantially all of its assets; (g) Merchant shall make or send notice of any intended bulk sale or transfer by Merchant; (h) Merchant shall use multiple depository accounts without the prior written consent of HBF; (i) Merchant shall change its depositing account without the prior written consent of HBF; (j) Merchant shall perform any act that reduces the value of any Collateral granted under this Agreement; or (k) Merchant shall default under any of the terms, covenants and conditions of any other agreement with HBF.

3.2 Personal Guaranty. In the event of a Default under Sections 2.3, 2.5, 2.6, 2.9, 2.10, 2.11, 2.12, 2.13, and 2.14 hereof, should HBF determine that the Purchased Amount cannot be obtained from the Merchant's business, HBF will enforce its rights against the Guarantors of this transaction. Said Guarantors will be jointly and severally liable to HBF for all of HBF's losses and damages, in additional to all costs and expenses and legal fees associated with such enforcement.

3.3 Remedies. In case any Event of Default occurs and is not waived pursuant to Section 4.4 hereof, HBF may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant's obligations hereunder (including the Guaranty) or any other legal or equitable right or remedy. All rights, powers and remedies of HBF in connection with this Agreement may be exercised at any time by HBF after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

3.4 Costs. Merchant shall pay to HBF all reasonable costs associated with (a) a breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and (b) the enforcement of HBF's remedies set forth in Section 4.2 above, including but not limited to court costs and attorneys' fees.

3.5 Required Notifications. Merchant is required to give HBF written notice within 24 hours of any filing under Title 11 of the United States Code. Merchant is required to give HBF seven days' written notice prior to the closing of any sale of all or substantially all of the Merchant's assets or stock.

IV. MISCELLANEOUS

4.1 Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by HBF.

4.2 Assignment. HBF may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part.

4.3 Notices. All notices, requests, consents, demands and other communications hereunder shall be delivered by certified mail, return receipt requested, to the respective parties to this Agreement at the addresses set forth in this Agreement. Notices to HBF shall become effective only upon receipt by HBF. Notices to Merchant shall become effective three days after mailing.

4.4 Waiver Remedies. No failure on the part of HBF to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

4.5 Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, HBF and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of HBF which consent may be withheld in HBF's sole discretion. HBF reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if HBF so elects, be instituted in any court sitting in New York, (the "Acceptable Forums"). Merchant agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by HBF to transfer such proceeding to an Acceptable Forum.

4.6 Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

4.7 Interpretation. All Parties hereto have reviewed this Agreement with attorney of their own choosing and have relied only on their own attorneys' guidance and advice. No construction determinations shall be made against either Party hereto as drafter.

4.8 Severability. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired.

4.9 Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and the Security Agreement and Guaranty hereto embody the entire agreement between Merchant and HBF and supersede all prior agreements and understandings relating to the subject matter hereof.

4.10 JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OF THE ENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS.

4.11 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (1) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS' FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION.

4.12 Facsimile Acceptance. Facsimile signatures hereon shall be deemed acceptable for all purposes.

Initials: X [signature]

(3)

Merchant's Legal Name: Epazz D/B/A: Epazz INC
Physical Address: 309 W Washington Street STE 1225 City Chicago State IL Zip 60606
Federal ID# 36-4313571

SECURITY AGREEMENT

Security Interest. This Agreement will constitute a security agreement under the Uniform Commercial Code. Merchant grants to HBF a security interest in and lien upon: (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are defined in Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by Merchant, (b) all proceeds, as that term is defined in Article 9 of the UCC (c) all funds at any time in the Merchant's Account, regardless of the source of such funds, (d) present and future Electronic Check Transactions, and (e) any amount which may be due to HBF under this Agreement, including but not limited to all rights to receive any payments or credits under this Agreement (collectively, the "Secured Assets"). Merchant agrees to provide other security to HBF upon request to secure Merchant's obligations under this Agreement. Merchant agrees that, if at any time there are insufficient funds in Merchant's Account to cover HBF's entitlements under this Agreement, HBF is granted a further security interest in all of Merchant's assets of any kind whatsoever, and such assets shall then become Secured Assets. These security interests and liens will secure all of HBF's entitlements under this Agreement and any other agreements now existing or later entered into between Merchant, HBF or an affiliate of HBF. HBF is authorized to file any and all notices or filings it deems necessary or appropriate to enforce its entitlements hereunder.

This security interest may be exercised by HBF without notice or demand of any kind by making an immediate withdrawal or freezing the Secured Assets. Pursuant to Article 9 of the Uniform Commercial Code, as amended from time to time, HBF has control over and may direct the disposition of the Secured Assets, without further consent of Merchant. Merchant hereby represents and warrants that no other person or entity has a security interest in the Secured Assets. With respect to such security interests and liens, HBF will have all rights afforded under the Uniform Commercial Code, any other applicable law and in equity. Merchant will obtain from HBF written consent prior to granting a security interest of any kind in the Secured Assets to a third party. Merchant agrees that this is a contract of recoupment and HBF is not required to file a motion for relief from a bankruptcy action automatic stay to realize on any of the Secured Assets. Nevertheless, Merchant agrees not to contest or object to any motion for relief from the automatic stay filed by HBF. Merchant agrees to execute and deliver to HBF such instruments and documents HBF may reasonably request to perfect and confirm the lien, security interest and right of setoff set forth in this Agreement. HBF is authorized to execute all such instruments and documents in Merchant's name.

Additional-Collateral. To secure Guarantor's payment and performance obligations to HBF under the Guaranty, the Guarantor hereby grants HBF a security interest in ______________________________ (the "Additional Collateral"). Guarantor understands that HBF will have a security interest in the aforesaid Additional Collateral upon execution of this Agreement.

Merchant and Guarantor each acknowledge and agree that any security interest granted to HBF under any other agreement between Merchant or Guarantor and HBF (the "Cross-Collateral") will secure the obligations hereunder and under the Merchant Agreement.

Merchant and Guarantor each agrees to execute any documents or take any action in connection with this Agreement as HBF deems necessary to perfect or maintain HBF's first priority security interest in the Collateral and the Additional Collateral, including the execution of any account control agreements. Merchant and Guarantor each hereby authorizes HBF to file any financing statements deemed necessary by HBF to perfect or maintain HBF's security interest, which financing statement may contain notification that Merchant and/or Guarantor have granted a negative pledge to HBF with respect to the Collateral, and the Additional Collateral, and that any subsequent lienor may be tortuously interfering with HBF's rights. Merchant and Guarantor shall be liable for, and HBF may charge and collect, all costs and expenses, including but not limited to attorney's fees, which may be incurred by HBF in protecting, preserving and enforcing HBF's security interest and rights.

Negative Pledge. Merchant and Guarantor each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Additional Collateral, as applicable.

Consent to Enter Premises and Assign Lease. HBF shall have the right to cure Merchant's default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, HBF may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that HBF may enter into an agreement with Merchant's landlord giving HBF the right: (a) to enter Merchant's premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and/or (b) to assign Merchant's lease to another qualified business capable of operating a business comparable to Merchant's at such premises.

Remedies. Upon any Event of Default, HBF may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing to HBF, whether by acceleration or otherwise.

GUARANTY

Personal Guaranty of Performance. The undersigned Guarantor(s) hereby guarantees to HBF, Merchant's good faith, truthfulness and performance of all of the representations, warranties, covenants made by Merchant in the Merchant Agreement in Sections thereof 2.3, 2.5, 2.6, 2.9, 2.10, 2.11, 2.12, 2.13 and 2.14, as each agreement may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are due at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in the Agreement.

Guarantor Waivers. In the event of a breach of the above, HBF may seek recovery from Guarantors for all of HBF's losses and damages by enforcement of HBF's rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral or Additional Collateral HBF may hold pursuant to this Agreement or any other guaranty.

HBF does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant's failure to pay timely any amount owed under the Merchant Agreement; (ii) any adverse change in Merchant's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; (iv) HBF's acceptance of this Agreement; and (v) any renewal, extension or other modification of the Merchant Agreement or Merchant's other obligations to HBF. In addition, HBF may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement: (i) renew, extend or otherwise modify the Merchant Agreement or Merchant's other obligations to HBF; (ii) release Merchant from its obligations to HBF; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Merchant Amount plus any accrued but unpaid interest and Merchant's other obligations to HBF under the Merchant Agreement and this Agreement are paid in full, Guarantor shall not seek

reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subrogation; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that HBF must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.

Guarantor Acknowledgement. Guarantor acknowledges that: (i) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

Joint and Several Liability. The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.

MERCHANT #1

By Shaun Passley President
(Print Name and Title)
SS# 319-80-3639

X [signature]
(Signature)
Drivers License Number P24078178136 — Sign Here

MERCHANT #2

By__________
(Print Name and Title)
SS#__________

____
(Signature)
Drivers License Number__________ — Sign Here

OWNER/GUARANTOR #1

Shaun Passley
(Print Name)
SS#319-80-3639

X [signature]
(Signature)
Drivers License Number P24078178136 — Sign Here

OWNER/GUARANTOR #2

____
(Print Name)
SS#__________

____
(Signature)
Drivers License Number__________ — Sign Here

(5)

GLOBAL MERCHANT CASH

APPENDIX A: THE FEE STRUCTURE:

A. Origination Fee - $ 499 to cover Underwriting and related expenses.

B. ACH Program Fee - $______ (or ___% of the funded amount, depending on size of advance) ACH's are labor intensive and are not an automated process, requiring us to charge this fee to cover costs.

C. NSF Fee (Standard) - $ 35.00 (each) Up to FOUR TIMES ONLY before a default is declared.

D. Rejected ACH - $100.00 -- When Merchant directs the bank to reject our Debit ACH.

E. Bank Change Fee - $50.00 -- When Merchant requires a change of Bank Account to be Debited, requiring us to adjust our system.

F. Blocked Account - $2,500.00 -- When Merchant BLOCKS Account from our Debit ACH which places them in default (per contract).

G. Default Fee - $2,500.00 -- When Merchant changes bank Account cutting us off from our collections.

H. Account Management Fee - At the end of each month, Merchant will pay to HBF an Account Management Fee. This fee will not be applied towards the reduction of the Purchased Amount. This monthly fee will equal the average of all the payments received as a "Specified Percentage" of the Merchants settlement amount for that Month.

I. Miscellaneous Service Fees - Merchant shall pay certain fees for services related to the origination and maintenance of Accounts. Each Merchant shall receive their funding electronically to their designated bank account and will be charged $30.00 for a Fed Wire or $0.00 for a bank ACH. The Current charge for the underwriting and origination of each Merchant Agreement is $499 paid from the funded amount. Merchant will be charged $25.00 for every additional change of their operating bank account once they are active with HBF. Additional copies of prior monthly statements will incur a fee of $10.00 each.

Merchant 1 (Sign) X [signature] Print: Shaun Passley

Merchant 2 (Sign) ____________ Print: ____________

6